UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 30, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-30121                    22-2050748

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD; TRANSFER OF LISTING

On January 31, 2007, Ulticom, Inc. (the "Company") announced that it received notification on January 30, 2007 that The NASDAQ Listing and Hearing Review Council has determined to delist the Company's securities from The NASDAQ Global Market, effective at the opening of business on Thursday, February 1, 2007.

A copy of the Company's press release issued on January 31, 2007, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (d)          EXHIBITS:

                  Exhibit No.                               Description
                  -----------                               -----------
                     99.1               Press Release of Ulticom, Inc. dated
                                        January 31, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTICOM, INC.


Date:  January 31, 2007                        By:     /s/  Mark Kissman
                                                   ---------------------------
                                               Name:   Mark Kissman
                                               Title:  Chief Financial Officer











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




                                  EXHIBIT INDEX


Exhibit No.                                           Description
-----------                                           -----------
   99.1               Press Release of Ulticom, Inc. dated January 31, 2007






















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